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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 24, 2003
                        (Date of Earliest Event Reported)



                         The Estee Lauder Companies Inc.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14064

              Delaware                                    11-2408943
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      (State of Incorporation)                         (I.R.S. Employer
                                                      Identification No.)



      767 Fifth Avenue, New York, New York                10153
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               (Address of principal                     Zip Code
                 executive offices)


       Registrant's telephone number, including area code: (212) 572-4200

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ITEM 5.         OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On September 24, 2003, The Estee Lauder Companies Inc. entered into a firm commitment underwriting agreement with Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Goldman, Sachs & Co., BNP Paribas Securities Corp. and Fleet Securities, Inc. to sell $200,000,000 of its 5.75% Senior Notes due 2033 (the "Notes") under a Registration Statement (File No. 333-104133) on Form S-3 declared effective on April 10, 2003. The transaction was completed on September 29, 2003, and the Notes were issued under the indenture previously executed between The Estee Lauder Companies Inc. and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

           A copy of each of the underwriting agreement, the indenture, the officers' certificate setting forth the terms of the Notes and the global note are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.




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                                   SIGNATURES
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE ESTEE LAUDER COMPANIES INC.



                                   By:  /s/ Richard W. Kunes
                                        ----------------------------------------
                                        Name:  Richard W. Kunes
                                        Title: Senior Vice President and Chief
                                               Financial Officer (Principal
                                               Financial and Accounting Officer)



Dated:  September 29, 2003




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                                  EXHIBIT INDEX



       Exhibit No.                        Description
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           1.1                Underwriting Agreement, dated as of September 24,
                              2003, among the Company and Citigroup Global
                              Markets Inc., J.P. Morgan Securities Inc.,
                              Goldman, Sachs & Co., BNP Paribas Securities Corp. and Fleet Securities, Inc.

           4.1 Indenture, dated as of November 5, 1999, between the Company and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company, N.A. (filed as
                              Exhibit 4 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (No. 333-85947) on November 5, 1999 and incorporated herein by reference).

           4.2 Officers' Certificate, dated September 29, 2003, defining certain terms of the 5.75% Senior Notes due 2033.

           4.3                Global Note for the 5.75% Senior Notes due 2033.



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